Exhibit 10.287

Counterpart to Registration Rights Agreement
June 24, 2015
Each of the undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor, as defined in the Registration Rights Agreement, dated January 27, 2015 by and among Endo Finance LLC, a Delaware limited liability company, Endo Finco Inc., a Delaware corporation, and Endo Limited, an Irish private limited company, the Guarantors party thereto, RBC Capital Markets, LLC and Citigroup Global Markets Inc., relating to the 6.00% Senior Notes due 2025, to be bound by the terms and provisions of such Registration Rights Agreement.

Exhibit 10.287

IN WITNESS WHEREOF, each of the undersigned has executed this counterpart as of the date first written above.

HAWK ACQUISITION IRELAND LIMITED
as Guaranteeing Subsidiary

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

MANJANO LIMITED (TO BE RENAMED ENDO
TOPFIN LIMITED)
as Guaranteeing Subsidiary

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

ENDO IRELAND FINANCE LIMITED
as Guaranteeing Subsidiary

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

[Signature to Registration Rights Agreement Counterpart - 6.00% Senior Notes due 2025]

Exhibit 10.287

ENDO US HOLDINGS LUXEMBOURG I S.À R.L.
as Guaranteeing Subsidiary

By:	/s/ John D. Boyle
Name:	John D. Boyle
Title:	A Manager

By:	/s/ Joost Tulkens
Name:	Joost Tulkens
Title:	B Manager

ENDO US HOLDINGS LUXEMBOURG II S.À R.L.
as Guaranteeing Subsidiary

By:	/s/ John D. Boyle
Name:	John D. Boyle
Title:	A Manager

By:	/s/ Joost Tulkens
Name:	Joost Tulkens
Title:	B Manager

[Signature to Registration Rights Agreement Counterpart - 6.00% Senior Notes due 2025]

Exhibit 10.287

HAWK ACQUISITION ULC
as Guaranteeing Subsidiary

By:	/s/ Laurence S. Smith
Name:	Laurence S. Smith
Title:	Director

ENDO BERMUDA FINANCE LIMITED
as Guaranteeing Subsidiary

By:	/s/ Robert J. Cobuzzi, Ph.D.
Name:	Robert J. Cobuzzi, Ph.D.
Title:	Director

[Signature to Registration Rights Agreement Counterpart - 6.00% Senior Notes due 2025]